EXHIBIT G
                                   Schedule 1
                    Enron Corp. Subsidiary Service Companies


1.    4138198 Canada Inc.                       50.   Cabazon Holdings LLC
2.    Acadian Exploration LLC                   51.   Cabazon Power Partners LLC
3.    Acadian Management LLC                    52.   Calcasieu Development Company, L.L.C.
4.    Advanced Mobile Power Systems, LLC        53.   Calvert City Power I, L.L.C.
5.    AEL Finance B.V.                          54.   Calypso Pipeline, LLC
6.    AES Holdings, LP                          55.   Caribe Verde (SJG) Inc.
7.    Agave VPP, LLC                            56.   Cheyenne Finance S.a.r.l.
8.    Age Mantenimiento S. de R.L. de C.V.      57.   Ciclo Combinado do Sul, Producao e
9.    Alpha Investimenti S.r.l.                       Distribuicao de Energia, Unipessoal, LDA
10.   Anhinga, L.P.                             58.   Citadel Corporation Limited
11.   Antelope Valley Energy Facility, L.L.C.   59.   Clean Energy Solutions L.L.C.
12.   Atlantic Commercial Finance B.V.i.l.      60.   Clickpaper.com, L.L.C.
13.   Atlantic Commercial Finance, Inc.         61.   Clinton Energy Management Services, Inc.
14.   Atlantic India Holdings Ltd.              62.   Colstrip Energy Limited Partnership
15.   Atlantic Water Trust                      63.   Compagnie de Papiers Stadacona Ltee.
16.   Azurix AGOSBA Holdings Ltd.               64.   Condor Share Trust
17.   Azurix AGOSBA Ltd.                        65.   Constructores Akal B y L, S. de R.L. de C.V.
18.   Azurix AGOSBA S.R.L.                      66.   CrossCountry Energy Corp.
19.   Azurix Argentina Finance Ltd.             67.   DataSystems Group Inc.
20.   Azurix Argentina Holding, Inc.            68.   DealBench L.L.C.
21.   Azurix Argentina Investments Ltd.         69.   Delta Land Development Company, LLC
22.   Azurix Argentina Services S.r.l.          70.   Destec Properties Limited Partnership
23.   Azurix Brasil Holdings Ltd.               71.   East Java Funding Corp. B.V.
24.   Azurix Buenos Aires Investments Ltd.      72.   East Sour Lake Exploration & Production L.P.
25.   Azurix Buenos Aires S.A.                  73.   East Sour Lake, LLC
26.   Azurix Butzbach Holdings GmbH             74.   EBF LLC
27.   Azurix Cancun B.V.                        75.   EBS Braveheart, L.L.C.
28.   Azurix Corp.                              76.   EBS Content Systems L.L.C.
29.   Azurix Ecopreneur Holdings S.R.L.         77.   EBS Global Cable and Satellite, Inc.
30.   Azurix Europe Limited                     78.   EBS Hong Kong, Ltd.
31.   Azurix Germany B.V.                       79.   EBS Investments, L.L.C.
32.   Azurix IASA B.V.                          80.   EBS Mexico, L.L.C.
33.   Azurix Isla Mujeres B.V.                  81.   EBS Ventures, L.L.C.
34.   Azurix Ltd.                               82.   ECI-Nevada Corp.
35.   Azurix Mexico City B.V.                   83.   ECI-Texas, L.P.
36.   Azurix Misiones Holdings Ltd.             84.   Ecogas Corporation
37.   Azurix Misiones Ltd.                      85.   ECS Compression Company, L.L.C.
38.   Baltic Energy Corporation                 86.   ECT Cayman Reserve 9 Ltd.
39.   BAM Lease Company                         87.   ECT Coal Company No. 1, L.L.C.
40.   Big Island VIII, L.L.C.                   88.   ECT Colombia Pipeline Holdings 1 Ltd.
41.   Blue Heron I LLC                          89.   ECT Colombia Pipeline Holdings 3 Ltd. -
42.   Blue Moon Holdings, L.L.C.                      Colombia Branch
43.   Bob West Treasure L.L.C.                  90.   ECT Development and Funding
44.   Boreas Holdings Corp.                     91.   ECT Diversified Investments, L.L.C.
45.   Brazil Energy Investments Ltd.            92.   ECT Equity Corp.
46.   Bristol Water Trust                       93.   ECT Espana Limited
47.   Brook I LLC                               94.   ECT Europe Finance, Inc.
48.   CA Energy Development I, LLC              95.   ECT Europe, Inc.
49.   CA Energy Development II, LLC             96.   ECT Finance, Inc.



                                       1/9



                                    EXHIBIT G
                                   Schedule 1
                    Enron Corp. Subsidiary Service Companies            * - FUCO
                                                                        ^ - EWG


97.   ECT Funding L.L.C.                        145.  ENA Upstream Company LLC
98.   ECT International L.L.C.                  146.  ENCORP, Inc.
99.   ECT Investing Corp.                       147.  Energia Eficiente de Mexico Holding, S.
100.  ECT Investing Partners, L.P.                    de R.L. de C.V.
101.  ECT Investments Holding Corp.             148.  Energia Eficiente de Mexico
102.  ECT Investments, Inc.                           Operaciones, S. de R.L. de C.V.
103.  ECT Merchant Investments Corp.            149.  Energia Eficiente de Mexico Servicios,
104.  ECT Securities GP Corp.                         S. de R.L. de C.V.
105.  ECT Securities Limited Partnership        150.  Energy Development Company B.V.
106.  ECT Securities LP Corp.                   151.  Ennore Energy Company Ltd.
107.  ECT Strategic Value Corp.                 152.  Enpak Holdings Ltd.
108.  ECT Thailand Investments, Inc.            153.  Enpak Investments Ltd.
109.  ECTMI Trutta Holdings LP                  154.  Enpak Power (Private) Company
110.  ECTRIC Spain, S.L.                        155.  Enpak Power Company Ltd.
111.  ECT-WR-Z, L.L.C.                          156.  Enrici Power Marketing Limited
112.  EDC Atlantic Ltd.                         157.  EnRock Management, LLC
113.  EES Europe 2 B.V.                         158.  EnRock, L.P.
114.  EEX Exploration & Production              159.  Enron (Bermuda) Limited
      Company, LLC                              160.  Enron (China) Limited
115.  EEX Reserves Funding LLC                  161.  Enron (HK) Limited
116.  EFS Corporate Services, Inc.              162.  Enron (UFEN) Generadora Ltd.
117.  EFS III, Inc.                             163.  Enron ACS, Inc.
118.  EFS IV, Inc.                              164.  Enron Administrative Services Corp.
119.  EFS IX, Inc.                              165.  Enron Advisory Services, Inc.
120.  EFS V, Inc.                               166.  Enron Alligator Alley Pipeline Company
121.  EFS VI, LP                                167.  Enron Americas Energy Services, Inc.
122.  EFS VII, Inc.                             168.  Enron Asset Management Resources,
123.  EFS VIII, Inc.                                  Inc.
124.  EFS X, Inc.                               169.  Enron Australia Energy Holdings Ltd.
125.  EFS XI, Inc.                              170.  Enron Australia Energy Investments LLC
126.  EFS XII, Inc.                             171.  Enron Australia Finance Holdings Ltd.
127.  EFS XIII, Inc.                            172.  Enron Australia Finance Investments
128.  EFS XV, Inc.                                    LLC
129.  EFS XVII, Inc.                            173.  Enron Australia Finance Pty Limited
130.  EGEP China Company                        174.  Enron Australia Investments LLC
131.  EGEP China Inc.                           175.  Enron Australia Pty Limited
132.  EGEP Services Inc.                        176.  Enron Bahamas Co. Ltd.
133.  EGP Fuels Company                         177.  Enron Bahamas LNG Holding, Ltd.
134.  Egret I LLC                               178.  Enron Bahamas LNG Ltd.
135.  EGS New Ventures Corp.                    179.  Enron Bighorn Acquisition Corp.
136.  EIM Holdings (US) Inc.                    180.  Enron Broadband Investments Corp.
137.  EIM Holdings I (Netherlands) B.V.         181.  Enron Broadband Services Asia B.V.
138.  EIM Holdings II (Netherlands) B.V.        182.  Enron Broadband Services Asia/Pacific
139.  Electricidad Enron de Guatemala, S.A.           Pte Ltd
140.  Elektrana Jertovec 2 d.o.o.               183.  Enron Broadband Services Canada
141.  Elektrana Jertovec d.o.o.                       Inc.
142.  ENA Asset Holdings L.P.                   184.  Enron Broadband Services Denmark
143.  ENA CLO I Holding Company GP L.L.C.             ApS
144.  ENA CLO I Holding Company II L.P.         185.  Enron Broadband Services Espana S.L.



                                       2/9



                                    EXHIBIT G
                                   Schedule 1
                    Enron Corp. Subsidiary Service Companies            * - FUCO
                                                                        ^ - EWG

186.  Enron Broadband Services France           216.  Enron Capital LLC
      S.A.S.                                    217.  Enron Capital Management II Limited
187.  Enron Broadband Services Hong Kong              Partnership
      Limited                                   218.  Enron Capital Management L.L.C.
188.  Enron Broadband Services Italy S.r.l.     219.  Enron Capital Management Limited
189.  Enron Broadband Services Japan K.K.             Partnership
190.  Enron Broadband Services Marketing        220.  Enron Capital North America Corp.
      Limited                                   221.  Enron Capital Trust I
191.  Enron Broadband Services Netherlands      222.  Enron Capital Trust II
      2 B.V.                                    223.  Enron Capital Trust III
192.  Enron Broadband Services Netherlands      224.  Enron Capital Ventures, LLC
      B.V.                                      225.  Enron Caribbean Finance Ltd.
193.  Enron Broadband Services Network          226.  Enron Caribe VI Holdings Ltd.
      Y.K.                                      227.  Enron CASH Company No. 2
194.  Enron Broadband Services Operating        228.  Enron CASH Company No. 5
      Company B.V.                              229.  Enron Cayman Leasing Ltd.
195.  Enron Broadband Services Sweden AB        230.  Enron Ceska Republika B.V.
196.  Enron Broadband Services UK Limited       231.  Enron CHESA Delaware Limited Liability
197.  Enron Broadband Services, Inc.                  Company
198.  Enron Broadband Services, L.P.            232.  Enron CHESA Texas Limited Liability
199.  Enron Broadband Servicios de Mexico             Company
      S. de R.L. de C.V.                        233.  Enron Coal Services Limited
200.  Enron BW Holdings Ltd.                    234.  Enron Colombia Energy B.V.
201.  Enron California Municipal Services,      235.  Enron Colombia Marketing Holdings
      Inc.                                            Ltd.
202.  Enron Canada Corp.                        236.  Enron Colombia Transportation B.V.
203.  Enron Capital & Trade Global              237.  Enron Communications Group, Inc.
      Resources Corp.                           238.  Enron Communications India I, Ltd.
204.  Enron Capital & Trade Resources -         239.  Enron Communications Leasing Corp.
      Europe B.V.                               240.  Enron Compression Services Company
205.  Enron Capital & Trade Resources -         241.  Enron Corp.
      Romania B.V.                              242.  Enron Corp. Political Action
206.  Enron Capital & Trade Resources                 Committee, Inc.
      International Corp.                       243.  Enron CPO Holdings, Inc.
207.  Enron Capital & Trade Resources           244.  Enron Credit Holdings Inc.
      International Corp. - Singapore Branch    245.  Enron Credit Inc.
208.  Enron Capital & Trade Resources Int'l     246.  Enron Credit Limited
      Corp., USA filial Sverige (Trade name:    247.  Enron CTS International, Inc.
      Enron Nordic Energy)                      248.  Enron Cushing Oil Marketing, Inc.
209.  Enron Capital & Trade Resources           249.  Enron de Mexico, S. de R.L. de C.V.
      Limited                                   250.  Enron Development Corp.
210.  Enron Capital & Trade Resources           251.  Enron Development Corp. - Colombia
      Mexico Holdings B.V.                            Branch
211.  Enron Capital & Trade Resources           252.  Enron Direct Canada Corp.
      Singapore Pte Ltd.                        253.  Enron Direct Limited Partnership
212.  Enron Capital Corp.                       254.  Enron Direct Netherlands B.V.
213.  Enron Capital II Corp.                    255.  Enron Directo, S.L.
214.  Enron Capital III Corp.                   256.  Enron Distribution Ventures MHC Ltd.
215.  Enron Capital IV Corp.



                                       3/9



                                    EXHIBIT G
                                   Schedule 1
                    Enron Corp. Subsidiary Service Companies            * - FUCO
                                                                        ^ - EWG


257.  Enron Dominicana LNG de                   295.  Enron European Power Investor LLC
      Luxemburgo S.a.r.l.                       296.  Enron Expat Services Inc.
258.  Enron Dutch Investment                    297.  Enron Field Services Corp.
259.  Enron Ecogas Holdings LLC                 298.  Enron Finance Corp.
260.  Enron EES Acquisition I Corp.             299.  Enron Finance Holdings Corp.
261.  Enron Energia Castellana de               300.  Enron Finance Management, LLC
      Generacion, S.L.                          301.  Enron Financial Energy Trading L.L.C.
262.  Enron Energia Catalana de                 302.  Enron Foundation
      Generacion, S.L.                          303.  Enron Freight Markets Corp.
263.  Enron Energia Sud S.r.l.                  304.  Enron Fuels International, Inc.
264.  Enron Energie GmbH                        305.  Enron Fuels Services Holding Ltd.
265.  Enron Energie Schweitz GmbH               306.  Enron Funding Corp.
266.  Enron Energy Services Canada Corp.        307.  Enron Gas & Petrochemicals Trading
267.  Enron Energy Services Engineering U.K.          Limited
      Limited                                   308.  Enron Gas Construction Limited
268.  Enron Energy Services Europe B.V.i.l.     309.  Enron Gas Liquids Europe S.A.R.L.
269.  Enron Energy Services France S.A.S.       310.  Enron Gas Liquids, Inc.
270.  Enron Energy Services International Co.   311.  Enron Gas Processing (U.K.) Limited
271.  Enron Energy Services International       312.  Enron Gathering Company
      Leasing, Inc.                             313.  Enron Gaza International Ltd.
272.  Enron Energy Services Italy S.R.L.        314.  Enron Gaza Operations Ltd.
273.  Enron Energy Services Limited             315.  Enron Gaza Power Private Limited
274.  Enron Energy Services Mexico Holding            Company
      Co.                                       316.  Enron Global Communications, Ltd.
275.  Enron Energy Services Netherlands B.V.    317.  Enron Global de Guatemala, S.A.
276.  Enron Energy Services Portugal, Lda.      318.  Enron Global Exploration & Production
277.  Enron Energy Services Spain, S.L.               Inc.
278.  Enron Energy Services Sverige AB          319.  Enron Global Inc.
279.  Enron Engineering & Construction          320.  Enron Global LNG LLC
      Company                                   321.  Enron Global Markets LLC
280.  Enron Engineering & Operational           322.  Enron Guc Santralleri Isletme Limited
      Services Company                                Sirketi
281.  Enron Equipment Installation Company      323.  Enron Gulf Holdings Ltd.
282.  Enron Equipment Installation Company      324.  Enron Haripur Holdings B.V.
      - Venezuela Branch                        325.  Enron Holding Company L.L.C.
283.  Enron Equipment Procurement               326.  Enron Holdings 1, S.L.
      Company                                   327.  Enron Hrvatska Development B.V.
284.  Enron Equity Corp.                        328.  Enron Hydrocarbons Marketing Corp.
285.  Enron Espana Energia, S.L.                329.  Enron India CDS Holdings Ltd.
286.  Enron Europe EPC Services                 330.  Enron India CFH Ltd.
287.  Enron Europe Finance & Trading            331.  Enron India Holdings Ltd.
      Limited                                   332.  Enron India LLC
288.  Enron Europe Finance B.V.                 333.  Enron India Telecom Ltd.
289.  Enron Europe L.L.C.                       334.  Enron Industrial Markets GP Corp.
290.  Enron Europe Limited                      335.  Enron Industrial Markets LLC
291.  Enron Europe Liquids Processing           336.  Enron Industrial Natural Gas Company
292.  Enron Europe Power 1 Limited              337.  Enron International B.V.
293.  Enron Europe Power 3 Limited              338.  Enron International Bangladesh Power
294.  Enron Europe Severnside Limited                 Holding Co. Ltd.



                                       4/9



                                    EXHIBIT G
                                   Schedule 1
                    Enron Corp. Subsidiary Service Companies            * - FUCO
                                                                        ^ - EWG


339.  Enron International C.V.                  381.  Enron Metals & Commodity Co (SA)
340.  Enron International CMI Ltd.                    (Pty) Limited
341.  Enron International CPO B.V.              382.  Enron Metals & Commodity Corp.
342.  Enron International Development Ltd.      383.  Enron Metals & Commodity Limited
343.  Enron International Energy (Asia) Pte.    384.  Enron Metals & Commodity Limited
      Ltd.                                            (Chile) Ltda.
344.  Enron International Ennore Ltd.           385.  Enron Metals (Deutschland) GmbH
345.  Enron International Fuel Management             (in formation)
      Company                                   386.  Enron Metals (Malta) Limited
346.  Enron International Holdings Corp.        387.  Enron Metals Belgium BVBA
347.  Enron International Holdings Ltd.         388.  Enron Metals Brokers Limited
348.  Enron International Inc.                  389.  Enron Metals Energy Limited
349.  Enron International India Ltd.            390.  Enron Metals Far East Limited
350.  Enron International Investments Ltd.      391.  Enron Metals German Holding GmbH
351.  Enron International Korea Resources       392.  Enron Metals Luxembourg S.a.r.l.
      LLC                                       393.  Enron Metals Magyarorszag Eromu
352.  Enron International PAL India Ltd.              Epito Kft.
353.  Enron International Power Barge Ltd.      394.  Enron Methanol Company
354.  Enron Investimenti 3 S.r.l.               395.  Enron Mexico Holdings I L.L.C.
355.  Enron Investimenti S.r.l.                 396.  Enron Mexico Holdings I Ltd.
356.  Enron Investment Partners Co.             397.  Enron Mexico Holdings II L.L.C.
357.  Enron Italia S.R.L.                       398.  Enron MHC India Development Ltd.
358.  Enron Latvia Development Ltd.             399.  Enron MHC LNG India Ltd.
359.  Enron Latvia Holdings                     400.  Enron Middle East LLC
360.  Enron Latvia Investments                  401.  Enron Middle East Ltd.
361.  Enron Latvia Limited                      402.  Enron Middle Market Europe Holdings
362.  Enron Lawhill Capital Corp.                     2 B.V.
363.  Enron Leasing Partners, L.P.              403.  Enron Middle Market Europe Holdings
364.  Enron Light Hydrocarbons France                 B.V.
365.  Enron Liquid Fuels, Inc.                  404.  Enron MW, L.L.C.
366.  Enron Liquid Services Corp.               405.  Enron Natural Gas Marketing Corp.
367.  Enron LNG (BVI) Marketing Ltd.            406.  Enron Net Works Investments, L.L.C.
368.  Enron LNG Atlantic Holdings Ltd.          407.  Enron Net Works LLC
369.  Enron LNG Atlantic Investments Ltd.       408.  Enron Netherlands B.V.i.l.
370.  Enron LNG Marketing LLC                   409.  Enron Netherlands Holding B.V.
371.  Enron LNG Shipping Company                410.  Enron Nigeria Constructors Limited
372.  Enron LPG Italy S.R.L.                    411.  Enron Nordic Energy (Norwegian
373.  Enron Machine and Mechanical                    branch of Enron Capital & Trade
      Services, Inc.                                  Resources International Corp.)
374.  Enron Magyar Development B.V.             412.  Enron North America Corp.
375.  Enron Management, Inc.                    413.  Enron Northwest Assets, LLC
376.  Enron Market Claims Trading Corp.         414.  Enron Northwest Finance, LLC
377.  Enron Mauritius Company                   415.  Enron Northwest Intermediate, LLC
378.  Enron McCommas Bluff LLC                  416.  Enron Onshore Procurement Company
379.  Enron Metals & Commodity (Canada)         417.  Enron Operations Services, LLC
      Inc.                                      418.  Enron Oregon Services, Inc.
380.  Enron Metals & Commodity (Peru)           419.  Enron Overseas Services Corp.
      S.A.C.                                    420.  Enron Palestine Inc.
                                                421.  Enron Permian Gathering Inc.


                                       5/9



                                    EXHIBIT G
                                   Schedule 1
                    Enron Corp. Subsidiary Service Companies            * - FUCO
                                                                        ^ - EWG


422.  Enron Pipe Gas C.V.                       464.  Enron Romania S.R.L.
423.  Enron Pipeline Construction Services      465.  Enron SB 2
      Company                                   466.  Enron SB 3 Limited
424.  Enron Pipeline Holding Company            467.  Enron Servicios de Energia, S.A.
425.  Enron Pipeline Services Company           468.  Enron Servicios de Mexico, S. de R.L.
426.  Enron Portugal B.V.                             de C.V.
427.  Enron Power & Industrial Construction     469.  Enron Solar Energy, LLC
      Company                                   470.  Enron South America Turbine LLC
428.  Enron Power B.V.                          471.  Enron Teesside Operations Limited
429.  Enron Power Colombia C.V.                 472.  Enron Telecommunications, Inc.
430.  Enron Power Construction (Brasil) Ltda.   473.  Enron Thrace Exploration & Production
431.  Enron Power Construction Company                B.V.
432.  Enron Power Construction Company -        474.  Enron Thrace Exploration & Production
      Bolivia Branch                                  B.V. - Turkiye Suresi
433.  Enron Power Construction Company -        475.  Enron Thrace Holdings B.V.
      Mexican Branch                            476.  Enron Trade Holdings Inc.
434.  Enron Power Construction Company -        477.  Enron Trade Services Holdings Inc.
      Nicaragua Branch                          478.  Enron Trading Services Inc.
435.  Enron Power Construction Company -        479.  Enron Trailblazer Pipeline Company
      Spanish Branch                            480.  Enron Transportation Services, LLC
436.  Enron Power Construction Company -        481.  Enron Venezuela LNG (Antilles)
      Venezuela Branch                                Holdings, N.V.
437.  Enron Power Corp.                         482.  Enron Venezuela LNG (Netherlands)
438.  Enron Power Corp. - U.S.                        Holdings, B.V.
439.  Enron Power Holdings B.V.                 483.  Enron Ventures Corp.
440.  Enron Power II B.V.                       484.  Enron WarpSpeed Services, Inc.
441.  Enron Power Investments, Inc.             485.  Enron Wenchang Investments Ltd.
442.  Enron Power M.E.P.E.                      486.  Enron Wind Cabazon Funding LLC
443.  Enron Power Management B.V.               487.  Enron Wind Cabazon LLC
444.  Enron Power Marketing, Inc.               488.  Enron Wind Cayman Holding Corp.
445.  Enron Power Operating Company             489.  Enron Wind Cayman Holding Honduras
446.  Enron Power Operations Limited                  Ltd.
447.  Enron Power Services B.V.i.l.             490.  Enron Wind Constructors LLC
448.  Enron Power Trading B.V.                  491.  Enron Wind Corp. Holdings B.V.
449.  Enron Preferred Funding II, L.P.          492.  Enron Wind de Espana, S.L.
450.  Enron Preferred Funding, L.P.             493.  Enron Wind Denmark ApS
451.  Enron Processing Properties, Inc.         494.  Enron Wind Development Holdings B.V.
452.  Enron Proje Yonetimi Limited Sirketi      495.  Enron Wind Development LLC
453.  Enron Property & Services Corp.           496.  Enron Wind Domestic Holding LLC
454.  Enron Property Management Corp.           497.  Enron Wind Energy Systems LLC
455.  Enron Re Limited                          498.  Enron Wind EXPAT LLC
456.  Enron Renewable Energy Corp.              499.  Enron Wind GmbH
457.  Enron Reserve 4 B.V.                      500.  Enron Wind Hellas Construction
458.  Enron Reserve 8 B.V.i.l.                        Management S.A.
459.  Enron Reserve 9 B.V.i.l.                  501.  Enron Wind Hellas Services S.A.
460.  Enron Reserve Acquisition Corp.           502.  Enron Wind Holding GmbH
461.  Enron Reserve I B.V.                      503.  Enron Wind International Holding LLC
462.  Enron Reserve II B.V.                     504.  Enron Wind Lake Benton II LLC
463.  Enron Romania B.V.                        505.  Enron Wind Lake Benton LLC



                                       6/9



                                    EXHIBIT G
                                   Schedule 1
                    Enron Corp. Subsidiary Service Companies            * - FUCO
                                                                        ^ - EWG


506.  Enron Wind LLC                            548.  Houston Economic Opportunity Fund,
507.  Enron Wind Maintenance LLC                      L.P.
508.  Enron Wind Nat Sverige AB                 549.  Ibis Turbine Corporation
509.  Enron Wind Rotor Production B.V.          550.  India Power Ventures Inc.
510.  Enron Wind Service GmbH                   551.  Ingenieria y Construcciones Universal
511.  Enron Wind Storm Lake I LLC                     S. de R.L. de C.V.
512.  Enron Wind Storm Lake II LLC              552.  Intratex Gas Company
513.  Enron Wind Sverige AB                     553.  Isonil, S.A.
514.  Enron Wind Technology LLC                 554.  Iweco Agios Nikolaos, S.A.
515.  EnronEnergo - Closed Joint Stock          555.  Iweco Neapoli Lakonias S.A.
      Company                                   556.  IWECO S.A. (Interwind Aeolian Energy
516.  EnronEnergo Holdings Ltd.                       Corporation S.A.)
517.  EnronOnline, LLC                          557.  Jaishree Windfarms Developers Private
518.  Enron-Richmond Power Corp.                      Limited
519.  EnSerCo, L.L.C.                           558.  JEDI Hydrocarbon Investments III, L.L.C.
520.  En-Sonar Haripur Power Limited            559.  JEDI SPV I, L.L.C.
521.  EOC Holdings, L.L.C.                      560.  Jertovec Management & Finance B.V.
522.  EOC Management, L.L.C.                    561.  Jertovec Management and Finance
523.  EOC Preferred, L.L.C.                           Limited
524.  Eoloelectrica Zond de Honduras, S.A.      562.  JILP-L.P., Inc.
      de C.V.                                   563.  JJB-I Asset, L.L.C.
525.  EPC Estate Services, Inc.                 564.  JJB-II Asset, L.L.C.
526.  ES Power 2 LLC                            565.  Joint Energy Development Investments
527.  European Commercial Finance S.a.r.l.            Limited Partnership
528.  Fiber Systems L.P.                        566.  Jovinole Associates
529.  FieldCentrix, Inc.                        567.  JSB Asset, L.L.C.
530.  Fishtail LLC                              568.  Juniper GP, LLC
531.  Garden State Paper Company, LLC           569.  Kaman Ingenieria y Construccion, S.
532.  Gas Link S.A.                                   de R.L. de C.V.
533.  Gas Trade Servicios Ltda.                 570.  KCSE Star, LLC
534.  GasOcidente do Mato Grosso Ltda. -        571.  Keresforth Three Limited
      Cuiaba/Mato Grosso Branch                 572.  Keresforth Two Limited
535.  Gasoductos Enron de Yucatan, S.R.L.       573.  Kingfisher I LLC
      de C.V.                                   574.  Klondike River Assets, L.L.C.
536.  Gulf Company Ltd.                         575.  Krishna Windfarms Developers Private
537.  Gurukripa Windfarms Developers                  Limited
      Private Limited                           576.  KUCC Cleburne LLC
538.  Hainan Funding LLC                        577.  LAB Trust
539.  Hansen Investments Ltd.                   578.  Lauderdale Land Development
540.  Harrier Power Corporation                       Company, LLC
541.  Hawksbill Creek LNG, Ltd.                 579.  LFT Power II, LLC
542.  HEOF Management Corp.                     580.  LGMI, Inc.
543.  HEOF Management II Corp.                  581.  LINGTEC Constructors L.P.
544.  HGK Enterprises GP, Inc.                  582.  LNG Power II, L.L.C.
545.  HGK Enterprises LP, Inc.                  583.  LOA, Inc.
546.  Honduras Power Partners, S. de R.L. de    584.  Louisiana Gas Marketing Company
      C.V.                                      585.  Louisiana Resources Company
547.  Houston Economic Opportunity Fund II,     586.  LRCI, Inc.
      L.P.                                      587.  Lurgi Bamag Do Brasil Ltda.



                                       7/9



                                    EXHIBIT G
                                   Schedule 1
                    Enron Corp. Subsidiary Service Companies            * - FUCO
                                                                        ^ - EWG


588.  Maguey VPP, LLC                           631.  P.T. East Java Power Corp.
589.  Maliseet Properties, Inc.                 632.  Palm Beach Development Company,
590.  Man and Machine (North West)                    L.L.C.
      Limited                                   633.  Palm Springs Wind Developers
591.  Mangas Corp.                              634.  Panhandle Gas Company
592.  Marengo, L.P.                             635.  Papier Masson Ltee.
593.  Master Land Development Holding           636.  PBOG Corp.
      Company, L.L.C.                           637.  PE Holdings LLC
594.  McGarret II, L.L.C.                       638.  Pelican Bidder Cayman Limited
595.  McGarret III, L.L.C.                      639.  Peregrine I LLC
596.  McGarret VI, L.L.C.                       640.  PGE Foundation
597.  McGarret VIII, L.L.C.                     641.  PGH II, Inc.
598.  McGarret XI, L.L.C.                       642.  PGH Leasing, LLC
599.  McGarret XII, L.L.C.                      643.  Philadelphia Airport Services - A Joint
600.  McGarret XIII, L.L.C.                           Venture of Affil Bldg Svcs/General
601.  McGarret XIV, L.L.C.                            Asphalt Paving/US
602.  MEGS, L.L.C.                              644.  Ponderosa Pine Energy Partners, Ltd.
603.  Mescalito Ltd.                            645.  Porcupine I LLC
604.  Metallgesellschaft (Guernsey) Limited     646.  Portland Energy Solutions Company,
605.  Metropolis Gas Company Private                  LLC
      Limited                                   647.  Portland General Distribution, LLC
606.  MG Metals Fund Limited                    648.  Portland General Holdings, Inc.
607.  Modulus Technologies, Inc.                649.  Portland Transition Company, Inc.
608.  Nahanni Investors L.L.C.                  650.  Power Operations Teesside Limited
609.  Nakornthai Strip Mill Public Company      651.  Rassau Power Limited
610.  Napoleonville Storage Company             652.  Rawhide Investors L.L.C.
      Limited Partnership                       653.  Red Rock Energy, L.L.C.
611.  National Energy Production                654.  Richmond Power Enterprise, L.P.
      Corporation of Canada, Ltd.               655.  Richmond Power Holdings, Inc.
612.  NEPCO Europe Limited                      656.  Rio Azul Cayman Holdings Limited
613.  NEPCO Power Construction do Brasil        657.  Rio Azul Cayman Limited
      Ltda.                                     658.  Risk Assessment and Control Group
614.  NEPCO Power Procurement Company                 (division of Enron Corp.)
615.  NEPCO Services International, Inc.        659.  Risk Management & Trading Corp.
616.  NETCO Canada Corp.                        660.  RMS Management, LLC
617.  NETCO Holdings LLC                        661.  Roseville Energy Facility, L.L.C.
618.  Newman Investments Ltd.                   662.  Sagebrush Partner Eighteen, Inc.
619.  Nikita, L.L.C.                            663.  Sagebrush Partner Seventeen, Inc.
620.  OEC Holding Ltd.                          664.  Sagebrush Partner Twenty LLC
621.  OEC Mexico Operations, L.L.C.             665.  SBI 3 Limited
622.  OEC Mexico, S. de R.L. de C.V.            666.  SE Acquisition, L.P.
623.  OEC Nigeria Limited                       667.  SE Goldeneye, L.P.
624.  OEC Services, S. de R.L. de C.V.          668.  SE Raptor L.P.
625.  Offshore Power Production C.V.            669.  SE Thunderbird, L.P.
626.  Oneida Leasing, Inc.                      670.  Seminole Capital LLC
627.  Operadora de Buenos Aires S.R.L.          671.  Sequoia Financial Assets, LLC
628.  Operational Energy Corp.                  672.  Serveron Corporation
629.  Organizational Partner, Inc.              673.  Shelby Ltd.
630.  Oswego Cogen Company, LLC



                                       8/9



                                    EXHIBIT G
                                   Schedule 1
                    Enron Corp. Subsidiary Service Companies            * - FUCO
                                                                        ^ - EWG


674.  Shivam Windfarms Developers Private       708.  Teesside Power Financing Limited
      Limited                                   709.  Teesside Power Holdings Limited
675.  Sideriver Investments Limited             710.  Teesside Power Limited
676.  SII Espana 2 B.V.                         711.  Telecom MHC Limited
677.  SII Espana 3 B.V.                         712.  TerraCo, LLC
678.  SII Espana 5 B.V.                         713.  The New Energy Trading Company
679.  SII Espana B.V.                           714.  The Protane Corporation
680.  SII Finance S.a.r.l.                      715.  The Terradyne Group LLC
681.  SII Holdings 2 B.V.                       716.  Timber I, L.L.C.
682.  SII Holdings 3 B.V.                       717.  TLS Investors, L.L.C.
683.  SII Holdings B.V.                         718.  TME Northern Limited
684.  SII Italy 2 B.V.                          719.  TME Torpy Limited
685.  SII Italy 3 B.V.                          720.  TR Holdings (Bolivia) C.V.
686.  SII Italy 5 B.V.                          721.  Tractebel Energia de Monterrey
687.  Smith Street Land Company                       Holdings B.V.
688.  Sonoma I, L.L.C.                          722.  Transwestern Gathering Company
689.  Speckled LLC                              723.  Trenron Limited
690.  Spotted Holdings LP                       724.  Tridium, Inc.
691.  St. Charles Development Company,          725.  Tularosa LLC
      L.L.C.                                    726.  Vindkraftbolaget Utgrunden AB
692.  Star VPP, LP                              727.  Whitewing Associates L.P.
693.  Statordyne LLC                            728.  Whitewing Management LLC
694.  Ste. Aurelie Timberlands, Co., Ltd.       729.  Wiltshire Financial Asset Company, LLC
695.  Sundance Industrial Partners, L.P.        730.  Woodlark, L.P.
696.  Superior Construction Company             731.  World Trade Center Northwest
697.  Superior Construction Company -                 Corporation
      Spanish Branch                            732.  Yellowknife Investors, Inc.
698.  Superior Construction Company -           733.  Yosemite Securities Company Ltd.
      Sucursal en Espana - Tecnicas             734.  Yukon River Assets, L.L.C.
      Reunidas Construccion y Montajes,         735.  Zond Cayman Corporation
      S.A. (U.T.E. Enron - Tecnicas Reunidas    736.  Zond Chile S.A.
      - Arcos)                                  737.  Zond Constructors LLC
699.  Tacke Energia Eolica, S.L.                738.  Zond Honduras LLC
700.  Tacke Wind Energy India Private           739.  Zond International Sales Corporation
      Limited                                   740.  Zond Iowa Development LLC
701.  TCTJB II, Inc.                            741.  Zond Minnesota Construction Company LLC
702.  TCTJB III, Inc.                           742.  Zond Palm Springs Development LLC
703.  TCTJB XI, Inc.                            743.  Zond Power Partners of Honduras LLC
704.  TCTJB XII, Inc.                           744.  Zond Victory Garden Phase IV
705.  TCTJB XIII, Inc.                                Maintenance LLC
706.  Teesside Gas Processing Limited
707.  Teesside Gas Transportation Limited



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